MERRILL LYNCH
GLOBAL VALUE
FUND, INC.




FUND LOGO




Semi-Annual Report

June 30, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH GLOBAL VALUE FUND, INC.



Worldwide
Investments
As of 6/30/00

                                         Percent of
Ten Largest Industries                   Net Assets

Electronic Components & Instruments         11.0%
Financial Services                           9.7
Independent Power Producers                  9.6
Food & Beverage                              7.0
Integrated Telecommunication Services        5.6
Banking                                      5.0
Retail                                       4.2
Diversified Companies                        4.1
Computers                                    4.0
Electric Construction                        3.5



                                          Country of       Percent of
Ten Largest Holdings                      Origin           Net Assets

Lattice Semiconductor Corporation      United States         11.0%
The AES Corporation                    United States          9.6
Nestle SA (Registered Shares)          Switzerland            3.6
Cadbury Schweppes PLC                  United Kingdom         3.4
ECI Telecom Limited (US Registered
   Shares)                             United States          3.4
Associates First Capital Corporation
   (Class A)                           United States          3.2
The Chase Manhattan Corporation        United States          3.1
Safeway Inc.                           United States          3.0
Canon, Inc.                            Japan                  2.9
BP Amoco PLC                           United Kingdom         2.8


Officers and
Directors

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Roscoe Sudarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Stephen I. Silverman, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Lori A. Martin, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Global Value Fund, Inc., June 30, 2000


DEAR SHAREHOLDER

For the six-month period ended June 30, 2000, Merrill Lynch Global Value Fund, Inc. provided total investment returns of +2.45%, +1.93%, +1.93% and +2.25% for Class A, Class B, Class C and Class D Shares, respectively, outperforming our benchmark unmanaged MSCI World Index, which had a total return of -2.56%. (Fund performance does not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4 and 5 of this report to shareholders.)


"Value" and "Growth"
Perform in Line
"Growth" and "value" stocks performed roughly the same for the first six months of the year. This is in contrast to 1998 and 1999, when the unmanaged MSCI Developed Markets Value Index returned +15.5% and +16.8%, respectively, compared to +33.4% and +32.7% returns for the unmanaged MSCI Developed Markets Growth Index, respectively. Although we have no particular reason to believe that this wide disparity between the investment performance of growth and value stocks has finally ended (with growth stocks dramatically outperforming value stocks during the past few years), we do continue to maintain that there are no convincing reasons to believe that so-called value stocks should perform any differently over time than growth stocks.

In our view, what distinguishes value stocks from growth stocks for most people is the rate at which a company is growing its business. However, the way the two categories are determined by MSCI or Standard & Poor's is by the measure of price to book value. Companies with lower price/book value ratios are called value stocks, while companies with higher price/book value ratios are called growth stocks. It is often the case that most companies that are put into the growth category are growing fast and that most so-called value stocks are growing less rapidly, if at all. However, despite being widely recognized by investors as a growth stock, if a high growth company were to have a low price-to-book value ratio, it would be categorized as a value stock.

One reason why a value-oriented investment strategy has some appeal (at least in theory) is because there is academic evidence that people overvalue growth stocks (so-called glamour stocks) and undervalue value stocks. In this view, the expectation is that many (if not most) of the companies that are very highly valued (that is, their shares are at very high multiples of book value, revenues and earnings) will not fulfill the "overblown" investor expectations. Furthermore, this argument continues, when the inevitable shortfall in earnings occurs, their stock prices will decline by a larger percentage decrease than would occur for a not-so-highly valued company, which did not fulfill investor expectations.

Similarly, value stocks, which trade at low multiples of book value, revenues and earnings, are often better companies than implied by their valuations. (This does not necessarily mean that they are superior companies.) These low valuations seem to be simply a temporary reaction to business problems that will soon be seen as transitory. Therefore, the argument concludes, when the problems are overcome, the value stock will get valued at a higher multiple of book value (or perhaps a higher multiple of much-improved earnings).

These different approaches to investing result in different approaches to valuation. Value-style managers often try to compute the value of a business as an ongoing enterprise, because current business problems make it difficult to value a company based on current earnings. By contrast, typical growth managers do not necessarily try to value a company. Instead, they often focus on a company's growth rate and its ability to sustain growth. They typically base their evaluation on the size of the market opportunity for a particular company, its leadership position, and whether the company is exceeding security analysts' estimates and guiding these analysts toward ever-more bullish forecasts.


How We Define Value
Rather than debate the virtues of traditional value investing versus traditional growth investing, we choose to define our investment approach in our own way, as we have discussed in previous reports to shareholders. We strive to buy shares of companies that we believe are worth more than their current share prices. In other words, we invest in companies whose valuations are sufficiently low so that the growth that we conservatively forecast for the business will justify the stock appreciating at a reasonable rate. What we judge to be a "margin of safety" (a term popularized by Benjamin Graham, who is regarded as the creator of security analysis) is not determined by low price/book value ratios. Instead, our margin of safety is defined by a valuation that is too low based upon conservative forecasts for a company's business.

We have found over the last few years that the stock prices of companies with low valuations as well as high valuations both decline substantially if they deliver earnings that are lower than security analyst expectations. While we have not conducted a comprehensive study, we have observed that a stock selling at 15 times earnings (with expectations of 10% earnings per share growth) can decline by 40% to a price that is 9 times earnings, if the company suggests that earnings will grow at only 8% - 9%. This strikes us as an overreaction, especially in the context of an investment environment in which many companies trade at triple-digit multiples of revenues. This leads to an odd situation in which the traditional value managers have the same level of risk as growth managers, but with lower returns. We doubt this situation will persist, but we cannot predict when a change will occur.

Furthermore, in our style of investing, timing is not really a factor that affects our investment decisions, since we strive to keep our investment for a long time. Accordingly, we tend to avoid industries that we believe have inferior economics. A company can have a modest price/earnings ratio, but if its return on capital is lower than its cost of capital, it is destroying value. These are the companies that we strive to avoid. Similarly, a company can be selling for upwards of 35 times earnings but could be growing fast enough and its returns sufficiently higher than its cost of capital so that we would conclude that it is undervalued. In other words, we could determine that it is undervalued, even though its price/earnings ratio is appreciably higher than the average company.

Our Fund does have some companies whose shares sell at low multiples of earnings and some whose shares sell at higher multiples of earnings. Examples of low price/earnings companies are Associates
First and Washington Mutual, two financial stocks that sell for approximately 10 times earnings. Both of these companies appear to be growing, yet their share prices sell at multiples of earnings that are much lower than the average company. In contrast, our largest positions, AES and Lattice Semiconductor, sell at about
20 - 30 times earnings, which is more expensive than Associates
First and Washington Mutual. However, we believe that our growth forecasts for these companies are high enough to justify multiples of current year's earnings that are much higher than current multiples.

1999 was bad for value investors, and we underperformed value as measured by the MSCI Developed Markets Value Index as well as the MSCI World Index. However, from January 1, 1997 to June 30, 2000, the Fund outperformed not only the MSCI Developed Markets Value Index, but the MSCI World Index as well.


In Conclusion
We thank you for your investment in Merrill Lynch Global Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director


(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager



August 18, 2000




Merrill Lynch Global Value Fund, Inc., June 30, 2000


PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                       6 Month             12 Month       Since Inception
As of June 30, 2000                                  Total Return        Total Return       Total Return
ML Global Value Fund, Inc. Class A Shares               +2.45%              +15.94%            +81.58%
ML Global Value Fund, Inc. Class B Shares               +1.93               +14.69             +74.89
ML Global Value Fund, Inc. Class C Shares               +1.93               +14.69             +74.87
ML Global Value Fund, Inc. Class D Shares               +2.25               +15.59             +79.84

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception date is 11/01/96.


Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*
Year Ended 6/30/00                        +15.94%        + 9.85%
Inception (11/01/96) through 6/30/00      +17.69         +15.97

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*
Year Ended 6/30/00                        +14.69%        +10.69%
Inception (11/01/96) through 6/30/00      +16.49         +16.30

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*
Year Ended 6/30/00                        +14.69%        +13.69%
Inception (11/01/96) through 6/30/00      +16.48         +16.48

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*
Year Ended 6/30/00                        +15.59%        + 9.52%
Inception (11/01/96) through 6/30/00      +17.38         +15.66

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


SCHEDULE OF INVESTMENTS                                                                                    (IN US DOLLARS)
NORTH                                      Shares                                                                 Percent of
AMERICA        Industries                   Held              Investments                  Cost        Value      Net Assets
United         Auto Parts & Equipment    2,620,300     Delphi Automotive Systems
States                                                 Corporation                $   50,115,432   $   38,158,119      1.5%

               Communications Equipment    971,000   ++Tellabs, Inc.                  52,332,066       66,452,813      2.6

               Computers                 2,515,000     Compaq Computer Corporation    72,553,894       64,289,687      2.6
                                           745,000   ++Xircom, Inc.                   27,098,730       35,387,500      1.4
                                                                                  --------------   --------------    ------
                                                                                      99,652,624       99,677,187      4.0

               Diversified Companies     1,307,875     Honeywell International Inc.   79,248,247       44,059,039      1.8
                                           467,700   ++SPX Corporation                40,402,704       56,562,469      2.3
                                                                                  --------------   --------------    ------
                                                                                     119,650,951      100,621,508      4.1

               Electrical &              1,100,000     Emerson Electric Co.           70,327,603       66,412,500      2.6
               Electronics

               Electronic Components &   4,009,200   ++Lattice Semiconductor
               Instruments                             Corporation (b)               101,127,464      277,135,950     11.0




Merrill Lynch Global Value Fund, Inc., June 30, 2000


SCHEDULE OF INVESTMENTS (CONTINUED)                                                                        (IN US DOLLARS)
NORTH AMERICA                              Shares                                                                 Percent of
(concluded)    Industries                   Held              Investments                  Cost        Value      Net Assets
United         Financial Services        3,628,200     Associates First Capital
States                                                 Corporation (Class A)      $   85,270,444   $   80,954,213      3.2%
(concluded)                              1,661,700     The Chase Manhattan
                                                       Corporation                    92,480,909       76,542,056      3.1
                                         1,108,240     Federal Home Loan Mortgage
                                                       Association                    50,277,640       44,883,720      1.8
                                         1,388,200     Washington Mutual, Inc.        50,471,112       40,084,275      1.6
                                                                                  --------------   --------------    ------
                                                                                     278,500,105      242,464,264      9.7

               Independent Power         5,305,000   ++The AES Corporation            84,067,554      242,040,625      9.6
               Producers

               Integrated                1,069,900     GTE Corporation                80,821,637       66,601,275      2.7
               Telecommunication
               Services

               Multi-Industry              348,800     Minnesota Mining and
                                                       Manufacturing Company (3M)     29,656,480       28,776,000      1.1

               Retail                      608,700   ++Costco Wholesale Corporation   18,236,127       20,087,100      0.8
                                         1,687,000   ++Safeway Inc.                   61,103,163       76,125,875      3.0
                                                                                  --------------   --------------    ------
                                                                                      79,339,290       96,212,975      3.8

               Telecommunications          749,700   ++Gilat Satellite
               Equipment                               Networks Ltd. (US
                                                       Registered Shares)             42,075,514       52,010,437      2.1

               Telecommunication         2,364,000     ECITelecom Limited
               Services                                (US Registered Shares)         71,242,740       84,217,500      3.4

                                                       Total Investments in
                                                       North America               1,158,909,460    1,460,781,153     58.2

PACIFIC
BASIN

Australia      Leisure                   8,877,054     Village Roadshow Limited
                                                       'A' (Preferred)                22,160,165        9,913,397      0.4
                                            47,500     Village Roadshow Limited
                                                       (Convertible
                                                       Preferred)(a)                   2,375,000        1,235,000      0.0
                                                                                  --------------   --------------    ------
                                                                                      24,535,165       11,148,397      0.4
               Property                  3,421,567     Lend Lease Corporation
                                                       Limited                        32,059,621       43,773,212      1.8

                                                       Total Investments in
                                                       Australia                      56,594,786       54,921,609      2.2

Japan          Consumer--                  251,600     Sony Corporation               11,590,394       23,541,799      0.9
               Electronics

               Electric Construction     1,079,602     Chudenko Corporation           25,311,234       15,244,321      0.6
                                           769,000     Kinden Corporation              9,431,527        4,840,546      0.2
                                         2,560,000     Matsushita Electric
                                                       Industrial Company, Ltd.       57,928,267       66,537,498      2.7
                                                                                  --------------   --------------    ------
                                                                                      92,671,028       86,622,365      3.5

               Electrical Equipment      1,925,000     The Furukawa Electric
                                                       Co., Ltd.                      11,530,431       40,299,371      1.6
                                           145,000     Murata Manufacturing
                                                       Co., Ltd.                       3,972,502       20,858,183      0.8
                                                                                  --------------   --------------    ------
                                                                                      15,502,933       61,157,554      2.4

               Machinery                 1,000,000     Toyoda Automatic Loom
                                                       Works, Ltd.                    18,166,448       21,690,846      0.9

               Office Equipment          1,476,000     Canon, Inc.                    33,945,680       73,657,011      2.9

               Property & Casualty       3,355,000     The Dai-Tokyo Fire and
               Insurance                               Marine Insurance Co., Ltd.     13,412,140       11,954,397      0.5
                                           765,000     The Nichido Fire & Marine
                                                       Insurance Co., Ltd.             3,989,297        4,193,564      0.2
                                         4,304,000     The Sumitomo Marine & Fire
                                                       Insurance Co., Ltd.            29,695,622       25,098,700      1.0
                                         2,073,000     The Tokio Marine & Fire
                                                       Insurance Co. Ltd.             26,275,154       23,981,400      0.9
                                                                                  --------------   --------------    ------
                                                                                      73,372,213       65,228,061      2.6

               Retail                      167,000     Ito-Yokado Co., Ltd.           13,473,111       10,070,035      0.4

                                                       Total Investments in Japan    258,721,807      341,967,671     13.6

                                                       Total Investments in the
                                                       Pacific Basin                 315,316,593      396,889,280     15.8

WESTERN
EUROPE

Denmark        Banking                     574,700     Den Danske Bank Group          76,215,263       69,415,347      2.8

                                                       Total Investments in Denmark   76,215,263       69,415,347      2.8

Germany        Utilities--Electric       3,545,700     Bewag Aktiengesellschaft       78,219,910       43,845,913      1.7
               & Gas
                                                       Total Investments in Germany   78,219,910       43,845,913      1.7

Greece         Integrated                2,008,730     Hellenic Telecommunications
                                                       Organization SA (OTE)          43,554,151       49,413,741      2.0

               Telecommunication         2,005,880     Hellenic Telecommunications
               Services                                Organization SA
                                                       (OTE) (ADR)*                   22,878,980       24,446,663      0.9

                                                       Total Investments in Greece    66,433,131       73,860,404      2.9

Ireland        Banking                   5,980,000     Allied Irish Banks PLC         58,501,602       53,770,175      2.2
                                            28,500     Allied Irish Banks PLC (ADR)*     482,133          505,875      0.0

                                                       Total Investments in Ireland   58,983,735       54,276,050      2.2

Italy          Aerospace & Defense      17,902,000   ++Finmeccanica SpA               25,362,658       24,711,634      1.0

                                                       Total Investments in Italy     25,362,658       24,711,634      1.0

Switzerland    Food & Beverage              44,600     Nestle SA (Registered
                                                       Shares)                        47,747,292       89,551,073      3.6

                                                       Total Investments in
                                                       Switzerland                    47,747,292       89,551,073      3.6

United         Food & Beverage          12,904,900     Cadbury Schweppes PLC          57,871,348       84,789,400      3.4
Kingdom
               Oil--Related              7,417,310     BP Amoco PLC                   62,407,163       71,192,276      2.8

               Transportation--          4,119,000     Railtrack Group PLC            83,543,774       64,010,015      2.6
               Railroads

                                                       Total Investments in the
                                                       United Kingdom                203,822,285      219,991,691      8.8

                                                       Total Investments in
                                                       Western Europe                556,784,274      575,652,112     23.0


SHORT-TERM                                  Face
SECURITIES                                 Amount                Issue

               Commercial Paper**     $ 81,405,000     General Electric Capital
                                                       Corp., 6.90% due 7/03/2000     81,373,795       81,373,795      3.3
                                        81,000,000     General Motors Acceptance
                                                       Corp., 7.13% due 7/03/2000     80,967,915       80,967,915      3.2

                                                       Total Investments in
                                                       Short-Term Securities         162,341,710      162,341,710      6.5


SCHEDULE OF INVESTMENTS (CONCLUDED)                                                                        (IN US DOLLARS)
OPTIONS                               Nominal Value                                    Premiums                   Percent of
PURCHASED                           Covered by Options           Issue                  Paid           Value      Net Assets
               Put Options                  51,888     The AES Corporation,
               Purchased                               expiring August 2000
                                                       at USD 36.87                $     118,305    $      21,793      0.0%
                                           512,112     The AES Corporation,
                                                       expiring September 2000
                                                       at USD 37.22                    1,188,100          261,177      0.0
                                           752,000     The AES Corporation,
                                                       expiring September 2000
                                                       at USD 37.628                   1,434,327          304,560      0.0
                                           194,106     The AES Corporation,
                                                       expiring October 2000
                                                       at USD 39.585                     496,911          372,684      0.0
                                            94,682     The AES Corporation,
                                                       expiring October 2000
                                                       at USD 39.98                      246,173          199,779      0.0
                                           233,750     The AES Corporation,
                                                       expiring December 2000
                                                       at USD 39.75                      589,284          603,075      0.0
                                           233,750     The AES Corporation,
                                                       expiring December 2000
                                                       at USD 39.78                      589,518          591,388      0.0
                                            15,516     The AES Corporation,
                                                       expiring December 2000
                                                       at USD 40.43                       39,783           44,065      0.0
                                           121,000     Lattice Semiconductor
                                                       Corporation, expiring
                                                       August 2000 at USD 57.9           932,910          226,270      0.0
                                            41,000     Lattice Semiconductor
                                                       Corporation, expiring
                                                       August 2000 at USD 57.95          320,210           86,920      0.0
                                            66,000     Lattice Semiconductor
                                                       Corporation, expiring
                                                       August 2000 at USD 58             516,120          129,360      0.0
                                            34,000     Lattice Semiconductor
                                                       Corporation, expiring
                                                       August 2000 at USD 58.85          269,960           84,320      0.0
                                           239,027     Lattice Semiconductor
                                                       Corporation, expiring
                                                       August 2000 at USD 59.7         1,931,338          829,424      0.1
                                           307,004     Lattice Semiconductor
                                                       Corporation, expiring
                                                       September 2000 at USD 64.07     2,680,145        1,636,331      0.1
                                           133,668     Lattice Semiconductor
                                                       Corporation, expiring
                                                       September 2000 at USD 65.75     1,197,665          824,732      0.1
                                            68,100     Lattice Semiconductor
                                                       Corporation, expiring
                                                       December 2000 at USD 65.25        519,603          611,946      0.0
                                            41,211     Lattice Semiconductor
                                                       Corporation, expiring
                                                       December 2000 at USD 67.92        327,627          432,262      0.0
                                            41,211     Lattice Semiconductor
                                                       Corporation, expiring
                                                       December 2000 at USD 71.925       346,997          527,418      0.0

                                                       Total Options Purchased        13,744,976        7,787,504      0.3

                                                       Total Investments           2,207,097,013    2,603,451,759    103.8

OPTIONS                                                                                 Premiums
WRITTEN                                                                                 Received

               Call Options                 51,888     The AES Corporation,
               Written                                 expiring August 2000
                                                       at USD 51                       (118,305)         (81,464)      0.0
                                           512,112     The AES Corporation,
                                                       expiring September 2000
                                                       at USD 51.66                  (1,188,100)        (819,379)      0.0
                                           752,000     The AES Corporation,
                                                       expiring September 2000
                                                       at USD 51.9                   (1,434,327)        (932,480)     (0.1)
                                           194,106     The AES Corporation,
                                                       expiring October 2000
                                                       at USD 54                       (496,911)        (479,442)      0.0
                                            94,682     The AES Corporation,
                                                       expiring October 2000
                                                       at USD 54.54                    (246,173)        (231,024)      0.0
                                           233,750     The AES Corporation,
                                                       expiring December 2000
                                                       at USD 55.08                    (589,284)        (729,300)      0.0
                                           233,750     The AES Corporation,
                                                       expiring December 2000
                                                       at USD 55.12                    (589,518)        (703,588)      0.0
                                            15,516     The AES Corporation,
                                                       expiring December 2000
                                                       at USD 56.02                     (39,783)         (45,152)      0.0
                                            41,000     Lattice Semiconductor
                                                       Corporation, expiring
                                                       August 2000 at USD 78.1         (320,210)        (149,240)      0.0
                                            66,000     Lattice Semiconductor
                                                       Corporation, expiring
                                                       August 2000 at USD 78.17        (516,120)        (221,100)      0.0
                                           121,000     Lattice Semiconductor
                                                       Corporation, expiring
                                                       August 2000 at USD 78.9         (932,910)        (370,260)      0.0
                                            34,000     Lattice Semiconductor
                                                       Corporation, expiring
                                                       August 2000 at USD 79.28        (269,960)        (118,660)      0.0
                                           239,027     Lattice Semiconductor
                                                       Corporation, expiring
                                                       August 2000 at USD 80.4       (1,931,338)        (963,279)     (0.1)
                                           307,004     Lattice Semiconductor
                                                       Corporation, expiring
                                                       September 2000 at USD
                                                       86.22                         (2,680,145)        (887,242)     (0.1)
                                           133,668     Lattice Semiconductor
                                                       Corporation, expiring
                                                       September 2000 at USD
                                                       88.5                          (1,197,665)        (346,200)      0.0
                                            68,100     Lattice Semiconductor
                                                       Corporation, expiring
                                                       December 2000 at USD 91.5       (519,603)        (354,391)      0.0
                                            41,211     Lattice Semiconductor
                                                       Corporation, expiring
                                                       December 2000 at USD 95.244     (327,627)        (192,208)      0.0
                                            41,211     Lattice Semiconductor
                                                       Corporation, expiring
                                                       December 2000 at USD 100.955    (346,997)        (157,138)      0.0

                                                       Total Options Written        (13,744,976)      (7,781,547)     (0.3)

               Total Investments, Net of Options Written                          $2,193,352,037    2,595,670,212    103.5
                                                                                  ==============
               Unrealized Appreciation on Forward Foreign Exchange Contracts***                         6,705,668      0.3

               Liabilities in Excess of Other Assets                                                 (94,109,536)     (3.8)
                                                                                                   --------------    ------
               Net Assets                                                                          $2,508,266,344    100.0%
                                                                                                   ==============    ======

++Non-income producing security.
*American Depositary Receipts (ADR).
**Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
***Forward foreign exchange contracts as of June 30, 2000 were as follows:

Foreign               Expiration           Unrealized
Currency Sold            Date             Appreciation

YEN  26,419,021,760  January 2001          $6,705,668
                                           ----------
Unrealized Appreciation on Forward
Foreign Exchange Contracts
(US$ Commitment--$265,237,907)             $6,705,668
                                           ==========

(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company
Act of 1940) are as follows:

                Net Share           Net       Dividend
Industry        Affiliate         Activity      Cost       Income

Electronic       Lattice           --           --           ++
  Components &      Semiconductor
  Instruments       Corporation

++Non-income producing security.

See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., June 30, 2000


STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 2000
Assets:             Investments, at value (identified cost--$2,193,352,037)                               $2,595,664,255
                    Put options purchased, at value (cost--$13,744,976)                                        7,787,504
                    Unrealized appreciation on forward foreign exchange contracts                              6,705,668
                    Foreign cash                                                                                  57,357
                    Receivables:
                      Dividends                                                          $    4,942,091
                      Capital shares sold                                                     1,854,188        6,796,279
                                                                                         --------------
                    Deferred organization expenses                                                                37,375
                    Prepaid registration fees and other assets                                                   150,430
                                                                                                          --------------
                    Total assets                                                                           2,617,198,868
                                                                                                          --------------

Liabilities:        Call options written, at value (premiums received--$13,744,976)                            7,781,547
                    Payables:
                      Securities purchased                                                   91,217,815
                      Capital shares redeemed                                                 5,647,025
                      Distributor                                                             1,676,027
                      Investment adviser                                                      1,467,215      100,008,082
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,142,895
                                                                                                          --------------
                    Total liabilities                                                                        108,932,524
                                                                                                          --------------

Net Assets:         Net assets                                                                            $2,508,266,344
                                                                                                          ==============
Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                         $    1,352,670
                    Class B Shares of Common Stock, $.10 par value,
                    300,000,000 shares authorized                                                             10,875,072
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              2,022,549
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              2,654,525
                    Paid-in capital in excess of par                                                       1,816,259,465
                    Accumulated investment loss--net                                                         (1,569,588)
                    Undistributed realized capital gains on investments
                    and foreign currency transactions--net                                                   267,683,552
                    Unrealized appreciation on investments
                    and foreign currency transactions--net                                                   408,988,099
                                                                                                          --------------
                    Net assets                                                                            $2,508,266,344
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $203,921,705
Value:              and 13,526,696 shares outstanding                                                     $        15.08
                                                                                                          ==============
                    Class B--Based on net assets of $1,607,202,260
                    and 108,750,717 shares outstanding                                                    $        14.78
                                                                                                          ==============
                    Class C--Based on net assets of $298,900,757 and
                    20,225,488 shares outstanding                                                         $        14.78
                                                                                                          ==============
                    Class D--Based on net assets of $398,241,622 and
                    26,545,253 shares outstanding                                                         $        15.00
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 2000
Investment          Dividends (net of $1,022,371 foreign withholding tax)                                 $   15,908,617
Income:             Interest and discount earned                                                               2,970,051
                                                                                                          --------------
                    Total income                                                                              18,878,668
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $    9,492,480
                    Account maintenance and distribution fees--Class B                        8,236,013
                    Account maintenance and distribution fees--Class C                        1,499,991
                    Transfer agent fees--Class B                                                932,513
                    Account maintenance fees--Class D                                           489,084
                    Custodian fees                                                              446,753
                    Transfer agent fees--Class D                                                184,602
                    Transfer agent fees--Class C                                                175,346
                    Accounting services                                                          92,938
                    Transfer agent fees--Class A                                                 90,934
                    Printing and shareholder reports                                             87,025
                    Professional fees                                                            61,962
                    Registration fees                                                            51,794
                    Amortization of organization expenses                                        18,983
                    Directors' fees and expenses                                                 16,050
                    Pricing fees                                                                 13,343
                    Other                                                                        24,916
                                                                                         --------------
                    Total expenses                                                                            21,914,727
                                                                                                          --------------
                    Investment loss--net                                                                     (3,036,059)
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                      222,051,811
(Loss) on             Foreign currency transactions--net                                   (12,398,450)      209,653,361
                                                                                         --------------
Investments &       Change in unrealized appreciation/depreciation on:
Foreign Currency      Investments--net                                                    (182,048,027)
Transactions--Net:    Foreign currency transactions--net                                     19,038,044    (163,009,983)
                                                                                         --------------   --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   43,607,319
                                                                                                          ==============

                      See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., June 30, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six        For the
                                                                                           Months Ended       Year Ended
                                                                                             June 30,          Dec. 31,
                    Increase (Decrease) in Net Assets:                                         2000             1999
Operations:         Investment loss--net                                                $   (3,036,059)  $   (9,399,995)
                    Realized gain on investments and foreign currency
                    transactions--net                                                       209,653,361       65,058,622
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                    (163,009,983)      170,665,649
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     43,607,319      226,324,276
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                        --        (526,085)
Shareholders:         Class B                                                                        --      (5,305,144)
                      Class C                                                                        --        (941,587)
                      Class D                                                                        --      (1,149,043)
                    Realized gain on investments--net:
                      Class A                                                                        --      (4,329,355)
                      Class B                                                                        --     (43,828,286)
                      Class C                                                                        --      (7,777,614)
                      Class D                                                                        --      (9,465,496)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                                    --     (73,322,610)
                                                                                         --------------   --------------

Capital Share       Net decrease in net assets derived from capital
Transactions:       share transactions                                                    (292,265,931)    (377,884,006)
                                                                                         --------------   --------------


Net Assets:         Total decrease in net assets                                          (248,658,612)    (224,882,340)
                    Beginning of period                                                   2,756,924,956    2,981,807,296
                                                                                         --------------   --------------
                    End of period*                                                       $2,508,266,344   $2,756,924,956
                                                                                         ==============   ==============

                   *Undistributed (accumulated) investment income (loss)--net           $   (1,569,588)   $    1,466,471
                                                                                        ===============   ==============
                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                                                                                     Class A++++
                                                              For the                               For the     For the
The following per share data and ratios have been derived    Six Months           For the            Period       Year
from information provided in the financial statements.         Ended             Year Ended       Nov. 1, 1997   Ended
                                                              June 30,          December 31,      to Dec. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                         2000         1999        1998         1997       1997++
Per Share           Net asset value,
Operating           beginning of period                    $    14.72   $    13.67   $    12.01  $    11.83   $    10.00
Performance:                                               ----------   ----------   ----------  ----------   ----------
                    Investment income--net                        .04          .07          .18         .01          .17
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                             .32         1.32         3.00         .72         1.71
                                                           ----------   ----------   ----------  ----------   ----------
                    Total from investment operations              .36         1.39         3.18         .73         1.88
                                                           ----------   ----------   ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       --        (.04)        (.14)       (.11)        (.05)
                      In excess of investment income--net          --           --        (.20)          --           --
                      Realized gain on investments--net            --        (.30)       (1.18)       (.44)           --
                                                           ----------   ----------   ----------  ----------   ----------
                    Total dividends and distributions              --        (.34)       (1.52)       (.55)        (.05)
                                                           ----------   ----------   ----------  ----------   ----------
                    Net asset value, end of period         $    15.08   $    14.72   $    13.67  $    12.01   $    11.83
                                                           ==========   ==========   ==========  ==========   ==========

Total Investment    Based on net asset value per share       2.45%+++       10.44%       27.10%    6.19%+++       18.91%
Return:**                                                  ==========   ==========   ==========  ==========   ==========

Ratios to Average   Expenses                                    .91%*         .91%         .90%       .96%*         .97%
Net Assets:                                                ==========   ==========   ==========  ==========   ==========
                    Investment income--net                      .58%*         .51%        1.32%       .54%*        1.88%
                                                           ==========   ==========   ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  203,922   $  195,511   $  202,980  $   63,075   $   53,776
                                                           ==========   ==========   ==========  ==========   ==========
                    Portfolio turnover                         27.33%       70.93%       44.94%      24.49%       77.65%
                                                           ==========   ==========   ==========  ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++The Fund commenced operations on November 1, 1996.
++++Based on average shares outstanding.
+++Aggregate total investment return.


See Notes to Financial Statements.



Merrill Lynch Global Value Fund, Inc., June 30, 2000


FINANCIAL HIGHLIGHTS (CONCLUDED)


FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                                     Class B++++
                                                              For the                               For the     For the
The following per share data and ratios have been derived    Six Months           For the            Period       Year
from information provided in the financial statements.         Ended             Year Ended       Nov. 1, 1997   Ended
                                                              June 30,          December 31,      to Dec. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                         2000         1999        1998         1997       1997++
Per Share           Net asset value,
Operating           beginning of period                    $    14.50   $    13.61   $    11.97  $    11.72   $    10.00
Performance:                                               ----------   ----------   ----------  ----------   ----------
                    Investment income (loss)--net               (.03)        (.07)          .06       (.01)          .09
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                             .31         1.30         2.96         .73         1.67
                                                           ----------   ----------   ----------  ----------   ----------
                    Total from investment operations              .28         1.23         3.02         .72         1.76
                                                           ----------   ----------   ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       --        (.04)        (.08)       (.03)        (.04)
                      In excess of investment income--net          --           --        (.12)          --           --
                      Realized gain on investments--net            --        (.30)       (1.18)       (.44)           --
                                                           ----------   ----------   ----------  ----------   ----------
                    Total dividends and distributions              --        (.34)       (1.38)       (.47)        (.04)
                                                           ----------   ----------   ----------  ----------   ----------
                    Net asset value, end of period         $    14.78   $    14.50   $    13.61  $    11.97   $    11.72
                                                           ==========   ==========   ==========  ==========   ==========

Total Investment    Based on net asset value per share       1.93%+++        9.29%       25.76%    6.14%+++       17.62%
Return:**                                                  ==========   ==========   ==========  ==========   ==========

Ratios to Average   Expenses                                   1.92%*        1.93%        1.92%      1.98%*        1.99%
Net Assets:                                                ==========   ==========   ==========  ==========   ==========
                    Investment income (loss)--net             (.44%)*       (.51%)         .44%     (.49%)*         .84%
                                                           ==========   ==========   ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $1,607,202   $1,818,746   $1,988,580  $1,251,956   $1,179,125
                                                           ==========   ==========   ==========  ==========   ==========
                    Portfolio turnover                         27.33%       70.93%       44.94%      24.49%       77.65%
                                                           ==========   ==========   ==========  ==========   ==========


                                                                                     Class C++++
                                                              For the                               For the     For the
The following per share data and ratios have been derived    Six Months           For the            Period       Year
from information provided in the financial statements.         Ended             Year Ended       Nov. 1, 1997   Ended
                                                              June 30,          December 31,      to Dec. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                         2000         1999        1998         1997       1997++
Per Share           Net asset value,
Operating           beginning of period                    $    14.50   $    13.61   $    11.97  $    11.72   $    10.00
Performance:                                               ----------   ----------   ----------  ----------   ----------
                    Investment income (loss)--net               (.03)        (.07)          .06       (.01)          .09
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                             .31         1.30         2.96         .73         1.67
                                                           ----------   ----------   ----------  ----------   ----------
                    Total from investment operations              .28         1.23         3.02         .72         1.76
                                                           ----------   ----------   ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       --        (.04)        (.08)       (.03)        (.04)
                      In excess of investment income--net          --           --        (.12)          --           --
                      Realized gain on investments--net            --        (.30)       (1.18)       (.44)           --
                                                           ----------   ----------   ----------  ----------   ----------
                    Total dividends and distributions              --        (.34)       (1.38)       (.47)        (.04)
                                                           ----------   ----------   ----------  ----------   ----------
                    Net asset value, end of period         $    14.78   $    14.50   $    13.61  $    11.97   $    11.72
                                                           ==========   ==========   ==========  ==========   ==========

Total Investment    Based on net asset value per share       1.93%+++        9.29%       25.73%    6.14%+++       17.62%
Return:**                                                  ==========   ==========   ==========  ==========   ==========

Ratios to Average   Expenses                                   1.93%*        1.94%        1.92%      1.98%*        1.99%
Net Assets:                                                ==========   ==========   ==========  ==========   ==========
                    Investment income (loss)--net             (.44%)*       (.52%)         .43%     (.49%)*         .83%
                                                           ==========   ==========   ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  298,901   $  324,169   $  363,134  $  229,601   $  217,341
                                                           ==========   ==========   ==========  ==========   ==========
                    Portfolio turnover                         27.33%       70.93%       44.94%      24.49%       77.65%
                                                           ==========   ==========   ==========  ==========   ==========



                                                                                     Class D++++
                                                              For the                               For the     For the
The following per share data and ratios have been derived    Six Months           For the            Period       Year
from information provided in the financial statements.         Ended             Year Ended       Nov. 1, 1997   Ended
                                                              June 30,          December 31,      to Dec. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                         2000         1999        1998         1997       1997++
Per Share           Net asset value,
Operating           beginning of period                    $    14.67   $    13.65   $    12.00  $    11.80   $    10.00
Performance:                                               ----------   ----------   ----------  ----------   ----------
                    Investment income--net                        .02          .03          .16         .01          .18
                    Realized and unrealized gain
                    on investments and foreign currency
                    transactions--net                             .31         1.33         2.98         .72         1.67
                                                           ----------   ----------   ----------  ----------   ----------
                    Total from investment operations              .33         1.36         3.14         .73         1.85
                                                           ----------   ----------   ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       --        (.04)        (.12)       (.09)        (.05)
                      In excess of investment income--net          --           --        (.19)          --           --
                      Realized gain on investments--net            --        (.30)       (1.18)       (.44)           --
                                                           ----------   ----------   ----------  ----------   ----------
                    Total dividends and distributions              --        (.34)       (1.49)       (.53)        (.05)
                                                           ----------   ----------   ----------  ----------   ----------
                    Net asset value, end of period         $    15.00   $    14.67   $    13.65  $    12.00   $    11.80
                                                           ==========   ==========   ==========  ==========   ==========

Total Investment    Based on net asset value per share       2.25%+++       10.23%       26.72%    6.20%+++       18.56%
Return:**                                                  ==========   ==========   ==========  ==========   ==========

Ratios to Average   Expenses                                   1.16%*        1.16%        1.15%      1.21%*        1.22%
Net Assets:                                                ==========   ==========   ==========  ==========   ==========
                    Investment income--net                      .33%*         .25%        1.19%       .28%*        1.62%
                                                           ==========   ==========   ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  398,241   $  418,499   $  427,113  $  258,868   $  237,791
                                                           ==========   ==========   ==========  ==========   ==========
                    Portfolio turnover                         27.33%       70.93%       44.94%      24.49%       77.65%
                                                           ==========   ==========   ==========  ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++The Fund commenced operations on November 1, 1996.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Global Value Fund, Inc., June 30, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                Account   Distribution
                            Maintenance Fee    Fee

Class B                           .25%        .75%
Class C                           .25%        .75%
Class D                           .25%         --


Merrill Lynch Global Value Fund, Inc., June 30, 2000


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              FAMD       MLPF&S

Class A                      $   59     $ 1,073
Class D                      $6,591     $94,195

For the six months ended June 30, 2000, MLPF&S received contingent deferred sales charges of $1,558,326 and $19,984 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $99,616 and $73,145 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $305,057 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $683,455,121 and $1,007,176,189, respectively.

Net realized gains (losses) for the six months ended June 30, 2000 and net unrealized gains (losses) as of June 30, 2000 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)
Investments:
  Long-term                     $ 222,051,811     $ 402,312,218
  Options purchased                        --       (5,957,472)
  Options written                          --         5,963,429
                               --------------     -------------
Total investments                 222,051,811       402,318,175
                               --------------     -------------
Currency transactions:
  Options purchased              (12,595,000)                --
  Forward foreign exchange
    contracts                              --         6,705,668
  Foreign currency transactions       196,550          (35,744)
                               --------------     -------------
Total currency transactions      (12,398,450)         6,669,924
                               --------------     -------------
Total                           $ 209,653,361     $ 408,988,099
                               ==============     =============

Transactions in call options written for the six months ended June 30, 2000 were as follows:

                                Nominal Value
                                  Covered by         Premiums
                               Options Written       Received

Outstanding call options written,
beginning of period                        --                --
Options written                     3,180,025     $  13,744,976
                               --------------     -------------
Outstanding call options written,
end of period                       3,180,025     $  13,744,976
                               ==============     =============

As of June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $402,318,175, of which $633,965,209 related to appreciated securities and $231,647,034 related to depreciated securities. The aggregate cost of investments, including options, at June 30, 2000 for Federal income tax purposes was $2,193,352,037.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $292,265,931 and $377,884,006 for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                         3,697,157     $  54,093,746
Shares redeemed                   (3,451,676)      (50,260,289)
                               --------------     -------------
Net increase                          245,481     $   3,833,457
                               ==============     =============

Class A Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                         6,381,325     $  84,980,896
Shares issued to shareholders in
reinvestment of dividends and
distributions                         200,732         2,645,651
                               --------------     -------------
Total issued                        6,582,057        87,626,547
Shares redeemed                   (8,149,883)     (108,186,635)
                               --------------     -------------
Net decrease                      (1,567,826)    $ (20,560,088)
                               ==============     =============

Class B Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                         3,839,860     $  55,162,743
Automatic conversion of shares    (1,157,898)      (16,753,921)
Shares redeemed                  (19,323,156)     (275,703,814)
                               --------------     -------------
Net decrease                     (16,641,194)    $(237,294,992)
                               ==============     =============


Class B Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                        23,913,192     $ 315,765,908
Shares issued to shareholders in
reinvestment of dividends and
distributions                       3,270,641        42,681,877
                               --------------     -------------
Total issued                       27,183,833       358,447,785
Automatic conversion of shares    (2,089,262)      (27,350,251)
Shares redeemed                  (45,818,424)     (597,428,034)
                               --------------     -------------
Net decrease                     (20,723,853)    $(266,330,500)
                               ==============     =============


Class C Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                         1,134,099     $  16,265,636
Shares redeemed                   (3,258,316)      (46,506,600)
                               --------------     -------------
Net decrease                      (2,124,217)    $ (30,240,964)
                               ==============     =============


Class C Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                         4,283,140      $ 56,413,432
Shares issued to shareholders in
reinvestment of dividends and
distributions                         579,612         7,563,937
                               --------------     -------------
Total issued                        4,862,752        63,977,369
Shares redeemed                   (9,194,005)     (119,834,496)
                               --------------     -------------
Net decrease                      (4,331,253)    $ (55,857,127)
                               ==============     =============


Class D Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                         2,648,866     $  38,471,389
Automatic conversion of shares      1,142,592        16,753,921
                               --------------     -------------
Total issued                        3,791,458        55,225,310
Shares redeemed                   (5,777,996)      (83,788,742)
                               --------------     -------------
Net decrease                      (1,986,538)    $ (28,563,432)
                               ==============     =============


Class D Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                         5,587,713     $  74,242,316
Automatic conversion of shares      2,074,596        27,350,251
Shares issued to shareholders in
reinvestment of dividends and
distributions                         711,495         9,349,055
                               --------------     -------------
Total issued                        8,373,804       110,941,622
Shares redeemed                  (11,121,027)     (146,077,913)
                               --------------     -------------
Net decrease                      (2,747,223)   $  (35,136,291)
                               ==============     =============


5. Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by MLIM, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and certain other institutions party thereto. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The agreement bears interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the six months ended June 30, 2000.


6. Subsequent Event:
On July 3, 2000, the Fund's Board of Directors declared an ordinary income dividend and a long-term capital gains distribution payable on July 11, 2000 to shareholders of record as of July 5, 2000 as follows:

                             Ordinary             Long-Term
                              Income            Capital Gains

Class A                       $.063246             $.343440
Class B                           --               $.343440
Class C                           --               $.343440
Class D                       $.024545             $.343440